UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2020

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
        Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	CQP	NYSE American
        Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

        On August 31, 2020, Cheniere Energy, Inc. (“Cheniere”) issued a press release providing an operational update on the Sabine Pass liquefaction facility. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

The information included in this Item 7.01 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On August 26, 2020, Sabine Pass Liquefaction, LLC, an indirect wholly owned subsidiary of Cheniere Energy Partners, L.P., entered into an arrangement with subsidiaries of Cheniere to provide the ability in limited circumstances to potentially fulfill commitments to LNG buyers in the event operational conditions impact the ability to produce or make available LNG cargoes scheduled to be delivered to customers at either the Sabine Pass or Corpus Christi liquefaction facility (the “Affected Facility”) and the other liquefaction facility has cargoes available. The purchase price paid on behalf of the Affected Facility for LNG in these events would be (i) 115% of the applicable feedgas purchase price or (ii) a free-on-board U.S. Gulf Coast LNG market price, whichever is greater.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1*	Press Release, dated August 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

		By:	CHENIERE ENERGY PARTNERS GP, LLC,
Its general partner

Date:	August 31, 2020	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Senior Vice President and Chief
Financial Officer